FIRST AMENDMENT TO AMENDED AND RESTATED
                         CREDIT AND SECURITY AGREEMENT


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT ("Amendment"), dated as of April 20, 1995, is entered into between WASHINGTON SCIENTIFIC INDUSTRIES, INC. (the Borrower") and FBS BUSINESS FINANCE CORPORATION (the Lender").

                                    RECITALS

         WHEREAS, the Borrower and the Lender are parties to that certain Amended and Restated Credit and Security Agreement dated as of March 31, 1995, as supplemented by Supplement A to Credit and Security Agreement dated as of March 31, 1995 ( Supplement A") (as so supplemented, the "Credit Agreement"); and

         WHEREAS, the Credit Agreement does not provide for the issuance of Letters of Credit by the Lender or any Affiliate as part of the Credit;

         WHEREAS, the Borrower has requested the Lender to amend Supplement A to the Credit Agreement to provide for a Letter of Credit Sublimit; and

         WHEREAS, the Lender is willing to grant the Borrower's request on the terms and subject to the conditions contained herein.

         NOW, THEREFORE, in consideration of the continued performance by Borrower of its promises and obligations under this Amendment, the Credit Agreement, and all documents executed and delivered pursuant hereto and thereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

     1.   Definitions.

          (a) All capitalized terms used herein shall have the meaning ascribed to them in the Credit Agreement unless otherwise specifically defined herein.

          (b) Article I of the Credit Agreement is amended by adding the definition of Pledge Agreement" as follows:

               "Pledge Agreement": The Pledge Agreement dated as of October 29, 1993 made by the Borrower and WSI in favor of the Lender, in its individual capacity and as "Agent" thereunder, and in favor of the Insurance Companies, and assigned to the Lender by the Insurance Companies to the extent of their respective interests therein pursuant to and in connection with the Lender's purchase of the Purchased Loans on March 31, 1995.

          (c) The definition of "Letter of Credit Sublimit" contained in Section
          2.3 of Supplement A is amended by deleting the amount "$0" that appears therein and substituting therefor the amount "$300,000".

     2. Additional Amendment to Supplement A. Section 3.4 of Supplement A is amended by deleting the term "N/A%" that appears therein and substituting therefor "2.0%".

     3. Reaffirmation. Except as expressly modified by this Amendment, all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under the Credit Agreement, the Loan Documents and any Supplemental Documentation are hereby reaffirmed by the Borrower.

     4. Pledge Agreement. The Borrower hereby acknowledges and agrees that the Lender has succeeded to all rights of the Insurance Companies with respect to the Purchased Loans, as amended by the Credit Agreement, and, in particular, without limiting the generality of the foregoing, the Lender has succeeded to all rights of the Insurance Companies under the Pledge Agreement. The Borrower further acknowledges and agrees that, in addition to the rights and remedies specified in the Pledge Agreement and in the Credit Agreement, following the occurrence of an Event of Default, the Lender may collect any and all payments and other amounts payable on account of or with respect to the Collateral that is the subject of the Pledge Agreement and apply such payments and amounts and other proceeds of such Collateral to the Obligations as the Lender may elect in its sole discretion.

     5. Representations, Warranties and Acknowledgements of Borrower. The Borrower represents, warrants and acknowledges to the Lender that:

          (a) The above Recitals are true and correct as of the date hereof.

          (b) The Borrower's Obligations to the Lender exist and are owing with no offset, defense or counterclaim assertable by the Borrower.

          (c) The Borrower is a corporation duly incorporated and validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted, to enter into this Amendment and to perform its obligations hereunder and under the Credit Agreement as amended hereby. This Amendment has been duly authorized by all necessary corporate action and when executed and delivered will be the legal and binding obligation of the Borrower. The execution and delivery of this Amendment will not violate the Borrower's Articles of Incorporation or bylaws or any law applicable to the Borrower. No governmental consent or exemption or third party consent is required in connection with the Borrower's execution and delivery of this Amendment that has not been obtained by the date hereof other than previously disclosed by the Borrower to the Lender in writing.

     6. Conditions Precedent. The Borrower acknowledges that this Amendment shall become effective as of April 20, 1995 ("Effective Date"), but only upon receipt by the Lender of counterparts of this Amendment duly executed by the Lender and the Borrower, and acknowledged by WSI, and such other agreements, instruments and documents as the Lender may request the Borrower to deliver, or to cause to be delivered, to effectuate this Amendment.

     7. No Defaults. The Borrower hereby represents and warrants to the Lender that no Event of Default or Unmatured Event of Default has occurred or is continuing under the Credit Agreement.

     8. Reimbursement of Expenses. The Borrower agrees to promptly reimburse the Lender for any and all reasonable expenses, fees and disbursements, including reasonable attorneys' fees incurred in the connection with the preparation, negotiation and execution of this Amendment, and all documents related hereto and thereto.

     9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which counterparts of this Amendment when taken together, shall constitute one and the same instrument.




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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first written above.


                                           WASHINGTON SCIENTIFIC INDUSTRIES,INC.


                                                  By /s/ W.J. Lucke
                                                    Its Vice President





                                                FBS BUSINESS FINANCE CORPORATION


                                                  By /s/ Leonard H. Ramotar
                                                    Its Vice President


                                 ACKNOWLEDGMENT

     The undersigned, WSI South, Inc., hereby affirms to the Lender the undersigned's obligations under the Pledge Agreement and acknowledges and agrees to the provisions of Section 4 of the above Amendment with respect to the rights of the Lender under the Pledge Agreement.

Dated:  April 20, 1995                  WSI SOUTH, INC.


                                        By /s/ W.J. Lucke
                                          Its Vice President